                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2002

                               EDGAR ONLINE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                  0-26071                06-1447017
(STATE OR OTHER JURISDICTION     (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NO.)

                              50 WASHINGTON STREET
                           NORWALK, CONNECTICUT 06854
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, WITH ZIP CODE)

                                 (203) 852-5666
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events

Pursuant to the terms of a Common Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of January 8, 2002, among EDGAR Online, Inc. (the "Company") and the Investors set forth on Schedule I thereto, the Company sold an aggregate of 2,000,000 shares of common stock, par value $0.01 ("Common Stock") at a purchase price of $2.50 per share, resulting in gross proceeds of $5,000,000. Pursuant to this private financing, the Company also issued the Investors four-year warrants (the "Warrants") to purchase an aggregate of 400,000 shares of Common Stock at an exercise price of $2.875 per share. In addition, the Company afforded the Investors certain registration rights as set forth in a Registration Rights Agreement dated as of January 8, 2002. In connection with the transaction, the Company paid a transaction fee to Atlas Capital Services, LLC equal to 4.625% of the gross proceeds and issued Atlas a four-year warrant to purchase 40,000 shares of Common Stock at an exercise price of $2.50 per share.

The foregoing description of each of the Stock Purchase Agreement, the Registration Rights Agreement and the Warrants contained in this Form 8-K is a brief summary of the provisions thereof but does not purport to be complete. This summary is qualified in its entirety by reference to the Stock Purchase Agreement, the Registration Rights Agreement and the Warrants, a copy of each of which is attached hereto as an exhibit and incorporated herein by reference.


ITEM 7.   Financial Statements and Exhibits

(c)         Exhibits

10.29 Amended and Restated Stock Purchase Agreement dated as of January 8, 2002 among EDGAR Online, Inc. and the Investors set forth in
            Schedule I thereto.

10.30 Amended and Restated Registration Rights Agreement dated as of January 8, 2002 among EDGAR Online, Inc. and the Investors set forth in Schedule I thereto.

10.31       Form of Warrant


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EDGAR Online, Inc.


Dated:  January 10, 2002                  By: Tom Vos
                                              ----------------------------------
                                              Tom Vos
                                              President and Chief Operating
                                                Officer


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
                                  EXHIBIT INDEX



Exhibit
Number      Description of Document
------      -----------------------

10.29       Amended and Restated Stock Purchase Agreement dated as of January
            8, 2002 among EDGAR Online, Inc. and the Investors set forth in
            Schedule I thereto.

10.30       Amended and Restated Registration Rights Agreement dated as of
            January 8, 2002 among EDGAR Online, Inc. and the Investors set forth in Schedule I thereto.

10.31       Form of Warrant


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